Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SECURITIES ARE SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of ____________, 2008, by and between Lifesciences Opportunities Incorporated, a Florida corporation, located at 8447 Wilshire Boulevard, Suite 102, Beverly Hills, CA 90211 (the “Company”), and the subscriber identified on the signature pages hereto (“Subscriber”).

WHEREAS, the Company has authorized the issuance and sale of a minimum amount (“Minimum Offering”) of 8,000 units ($800,000) (the “Units”), with an over-allotment option up to an additional 2,000 Units ($200,000) (“Maximum Offering”), at the discretion of the Company, in a private placement offering of the Company’s securities more particularly described hereunder, to meet the Company’s current and future capital requirements (the “Offering”); and

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, the number of Units set forth on the signature page hereto, with each Unit consisting of a convertible debenture in the principal amount of $1,000 (the “Debentures”) and one thousand (1,000) shares (the “Additional Shares”) of the Company’s common stock, par value $.0001 (“Common Stock”), which Additional Shares shall be subject to the lock-up agreement dated of even date herewith. The Debentures, the Additional Shares and the Common Stock issuable upon conversion of the Debentures (the “Conversion Shares”) are collectively referred to herein as the “Securities.”

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1. Conditions to Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder (“Transaction Documents”), on the Closing Date (defined hereunder), the Subscriber shall purchase and the Company shall sell to the Subscriber Securities in the amount designated on the signature page hereto. The terms of the Debentures shall be as set forth in the Form of Debenture and the Registration Rights Agreement attached hereto, the terms of which are incorporated herein by reference.

2. Closing Date. The “Closing Date” shall be the day selected by the Company after the Transaction Documents have been executed and delivered by the Subscriber, and all conditions precedent to the parties’ obligations under this Agreement have been satisfied or waived, including the Minimum Offering amount having been reached. Until the Closing Date, the Subscriber’s funds will be held in a non-interest bearing escrow account. In the event the Minimum Offering amount has not been obtained on or before April 11, 2008 (“Termination Date”), all funds will be returned to the Subscriber, without interest

3. Subscriber’s Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Organization and Standing of the Subscriber. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

(b) Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and each other Transaction Document to which he/she/it is a party or by which he/she/it is bound and to purchase the Securities being sold hereunder. This Agreement and each other Transaction Document to which Subscriber is a party or by which Subscriber is bound has been duly authorized, executed and delivered by Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of Subscriber enforceable against the Subscriber in accordance with the terms hereof and thereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(c) No Conflicts. The execution, delivery and performance of this Agreement and each other Transaction Document to which Subscriber is a party or by which it is bound and the consummation by Subscriber of the transactions contemplated hereby or thereby or relating hereto do not and will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any material agreement, material indenture, or material instrument or material obligation to which Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and each other Transaction Document to which such Subscriber is a party or by which it is bound or to purchase the Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities, including but not limited to, the Risk Factors contained in the Private Placement Memorandum dated March 31, 2008. Subscriber understands that an investment in the Securities offered hereby is highly speculative and involves a high degree of risk and an investment should be made only by investors who can afford the loss of their entire investment.

(e) Information on Subscriber. Subscriber is, and will be at the time of the receipt of the Conversion Shares, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(f) Purchase of Units. Subscriber is purchasing the Units as principal for his/her/its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof, but Subscriber does not agree to hold the Units for any minimum amount of time.

(g) Compliance with Securities Act. Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Notwithstanding anything to the contrary contained in this Agreement, Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement and each other Transaction Document to which Subscriber is a party or by which it is bound. For the purposes of this Agreement, an “Affiliate” means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the 1933 Act. With respect to Subscriber, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Subscriber will be deemed to be an Affiliate of such Subscriber. Affiliate, when employed in connection with the Company, includes each Subsidiary of the Company (if any). A “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.

(h) Legend. The Additional Shares shall bear the following or similar legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(i) Debenture Legend. The Debenture shall bear the following or similar legend:

“NEITHER THIS DEBENTURE NOR THE COMMONS STOCK INTO WHICH THIS DEBENTURE IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

(j) Communication of Offer. Subscriber is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(k) No Governmental Review. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l) Correctness of Representations. Subscriber represents that the foregoing representations and warranties are true and correct in all material respects as of the date hereof and, unless Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(m) Survival. The foregoing representations and warranties shall survive the Closing Date until five (5) years after the Closing Date.

4. Company Representations and Warranties. The Company represents and warrants to and agrees with Subscriber that except as set forth in the Other Written Information and as otherwise qualified in the Transaction Documents:

(a) Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own its properties and to carry on its business as presently conducted.

(b) Due Authorization; Enforceability. This Agreement and each other Transaction Document to which the Company is a party or by which it is bound have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full limited liability company power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(c) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, nor the Company’s members is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, other than such consents, approvals and authorizations as shall have been received by the Company as of the Closing Date.

(d) The Securities. The Securities upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized and on the date of issuance of the Additional Shares and Conversion Shares, will be duly and validly issued, fully paid and nonassessable;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv) will have been issued in reliance upon an exemption from the registration requirements of (unless they have been previously registered pursuant to the Registration Rights Agreement of even date herewith) and, assuming the representations and warranties of each of the Subscribers herein are true and accurate, will have been issued in compliance with Section 4 under the 1933 Act.

(e) Compliance with Laws. The Company is not in violation of, default under, or conflict with, any applicable order, consent, approval, authorization, registration, declaration, filing, judgment, injunction, award, decree or writ of any governmental body or court of competent jurisdiction or any applicable law, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the Company taken as a whole.

(f) Litigation. There are no judicial, governmental, administrative or arbitral actions, claims, suits or proceedings or investigations pending or, to the knowledge of the Borrower, threatened against or involving the Borrower or any of its respective property or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Borrower.

5. Regulation D Offering. The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

6. Covenants of the Company and Subscriber Regarding Indemnification.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber’s officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

(b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or its successor or any such person which results, arises out of or is based upon any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto.

7. Registration Rights. The Subscriber will be entitled to such registration rights with respect to the Conversion Shares and Additional Shares as set forth in the Registration Rights Agreement attached hereto.

8. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be the address of Company set forth in the Preamble of this Agreement and the address of the Subscriber set forth on such Subscriber’s signature page hereto.

(b) Entire Agreement; Assignment. This Agreement and other Transaction Documents represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers and the Company.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of Florida or in the federal courts located in Florida. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e) Amendment and Waivers. Any term or provision of this Agreement or any Transaction Document may be amended, and the observance of any term of this Agreement or any Transaction Document may be waived (either generally or in a particular instance and either retroactively or prospectively) by a writing signed by the Company with the consent of the Subscriber, and such waiver or amendment, as the case may be, shall be binding upon the Subscriber. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. No amendment shall be effected to impact a Subscriber in a disproportionately adverse fashion without the consent of such individual Subscriber.

(f) Specific Enforcement, Consent to Jurisdiction. To the extent permitted by law, the Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall not be entitled to injunctive relief to prevent or cure breaches of the provisions of this Agreement or the transactions contemplated thereby. Subject to Section 8(d) hereof, each of the Company, Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(g) Intentionally Omitted.

(h) Equal Treatment. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the parties to the Transaction Documents.

[Signature Pages Follow]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the undersigned parties have executed this Subscription Agreement as of the date first above written.

COMPANY:

Lifesciences Opportunities Incorporated a Florida corporation

By:
	Name:	James Morel
	Title:	Chief Executive Officer

OMNIBUS SUBSCRIBER SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Subscription Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Print Name:
By:
Name:
Title:
Address:

Telephone:
Facsimile:
SSN/EIN#:

Number of Units Purchased:
Aggregate Purchase Price:	$